© Mercury Systems, Inc. FIRST QUARTER FISCAL YEAR 2022 FINANCIAL RESULTS Mark Aslett President and CEO Michael Ruppert Executive Vice President and CFO November 2, 2021, 5:00 pm ET Webcast login at www.mrcy.com/investor Webcast replay available by 7:00 p.m. ET November 2, 2021

© Mercury Systems, Inc.2 Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the acquisitions described herein and to fiscal 2022 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of epidemics and pandemics such as COVID, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of environmental rules and regulations, market acceptance of the Company’s products, shortages in or delays in receiving components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions, restructurings and value creation initiatives such as 1MPACT, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to industrial security and cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 2, 2021. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

© Mercury Systems, Inc.3 Q1 results in line with expectations  Total revenue exceeded high end of guidance  1MPACT transformation efforts progressing well  Signed agreement to acquire Avalex Technologies  Expect flat organic growth, 10% total revenue growth eclipsing $1B for FY22  Anticipate substantial bookings growth, positive book-to-bill and solid backlog growth for FY22  Elevated risk levels with defense budget CR, federal vaccination mandate and supply chain  Five-year outlook remains intact; high single to low double-digit organic revenue growth

© Mercury Systems, Inc.4 Q1 and LTM FY22 results  Bookings decreased 1%  Backlog increased 7%  Revenue up 9%  Organic revenue(1) down 11%  GAAP net loss ($7.1M)  Adjusted EBITDA down 10%  Op cash of ($2.0M)  FCF of ($7.4M)  Bookings decreased 6%  Backlog increased 7%  Revenue up 14%  Organic revenue (1) flat  GAAP net income down 51%  Adjusted EBITDA up 8%  Op cash of $72.3M  FCF of $32.3M Notes (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. Q1 FY22 VS. Q1 FY21 LTM FY22 VS. LTM FY21

© Mercury Systems, Inc.5 FY22 business outlook  Expect total revenue to continue growing faster than overall defense spending  Anticipate defense budget CR for one quarter  Carefully managing elevated risks related to COVID and supply chain  Protecting health, safety and livelihoods of employees  Anticipate double-digit bookings growth in H2 FY22  Expect return to high single-digit, low double-digit organic revenue growth for FY23

© Mercury Systems, Inc.6 Dramatically scaled and transformed business since FY14  Deployed $1.2B in capital on 13 capability-led acquisitions  Grew total revenue 4.4x, adjusted EBITDA 9x, resulting in significant market cap increase  1MPACT value creation effort progressing well, led by newly hired CTO Thomas Huber  Goal to achieve full growth, margin expansion and adj. EBITDA potential over next 5 years  Organizational efficiency and scalability, streamlined procurement, facilities optimization, R&D investment efficiency, capital and asset efficiency, scalable processes and systems  Strengthened leadership team with hires of Mitch Stevison as Chief Growth Officer and Roger Wells as President of Microelectronics Division

© Mercury Systems, Inc.7 M&A update  Apply 1MPACT methodologies to future M&A to accelerate value creation  Active M&A pipeline with multiple opportunities in line with strategy  Disciplined approach in deal pursuits, diligence and integration  Expect to close Avalex transaction in early November  Avalex continues to build out avionics and mission computing business, complementing POC

© Mercury Systems, Inc.8 Executing on strategy: strong margins, organic growth, M&A, full integration 1) Drive ~10% average organic revenue growth supplemented by strategic M&A 2) Invest in people, technologies, facilities, manufacturing assets, business systems 3) Insource more manufacturing; drive stronger operating performance 4) Grow revenues faster than operating expenses to improve operating leverage 5) Fully integrate acquired businesses to generate cost and revenue synergies

© Mercury Systems, Inc.9 Summary  Expect substantial growth in bookings and backlog in FY22  Expecting strong FY23 as organic growth returns and margins expand  Elevated risk levels with defense budget CR, federal vaccination mandate and supply chain  Aligned business with national defense strategy and key industry trends  Growth driven by secure processing, trusted microelectronics, open mission systems  Robust M&A pipeline, positioned for continued acquisition-related growth  Streamlined organizational structure, strengthened leadership team, launched 1MPACT  Goal to achieve full growth, margin expansion and adj. EBITDA potential over next 5 years

Q1 FY22 vs. Q1 FY21

In $ millions, except percentage and per share data	Q1 FY21[3]	Q1 FY22[3]	CHANGE
Bookings	$200.7	$199.3	(1%)
Book-to-Bill	0.98	0.89	
Backlog	$826.1	$883.9	7%
12-Month Backlog	516.1	553.9	
Revenue	$205.6	$225.0	9%
Organic Revenue Growth (Decline)[1]	12%	(11%)	
Gross Margin	42.9%	39.3%	(3.6) pts
Operating Expenses	$69.3	$94.0	36%
Selling, General & Administrative	32.9	37.0	
Research & Development	27.4	28.9	
Amortization/Restructuring/Acquisition	9.0	28.1	
GAAP Net Income (Loss)	$15.8	($7.1)	N.A.
GAAP Earnings (Loss) Per Share	$0.29	($0.13)	N.A.
Weighted Average Diluted Shares	55.3	55.4	
Adjusted EPS[2]	$0.51	$0.41	(20%)
Adj. EBITDA[2]	$42.8	$38.3	(10%)
% of revenue	20.8%	17.0%	
Operating Cash Flow	$22.9	($2.0)	N.A.
Free Cash Flow[2]	$12.0	($7.4)	N.A.
% of Adjusted EBITDA	28%	N.A.	

Notes
(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.
(2) Non-GAAP, see reconciliation table.
(3) All references in this presentation to the first quarter of fiscal 2021 and full fiscal 2021 are to the quarter ended October 2, 2020 and the 52-week period ended July 2, 2021, and to the first quarter of fiscal 2022 and full fiscal 2022 are to the quarter ended October 1, 2021 and 52-week period ended July 1, 2022.

10
© Mercury Systems, Inc.
mercury

© Mercury Systems, Inc.11 Balance sheet As of (In $ millions)(1) 10/2/20 1/1/21 4/2/21 7/2/21 10/1/21 ASSETS Cash & cash equivalents $239.1 $109.1 $121.9 $113.8 $95.8 Restricted cash - 61.6 - - - Accounts receivable, net 207.8 240.2 264.0 291.7 301.2 Inventory, net 206.0 218.4 226.8 221.6 234.4 PP&E, net 94.7 125.4 128.3 128.5 128.7 Goodwill and intangibles, net 815.3 1,093.6 1,077.3 1,112.5 1,102.5 Other 90.2 100.8 85.0 87.0 102.5 TOTAL ASSETS $1,653.2 $1,949.2 $1,903.3 $1,955.1 $1,965.1 LIABILITIES AND S/E AP and accrued expenses $119.7 $116.8 $131.3 $120.1 $144.2 Deferred consideration - 61.6 - - - Other liabilities 125.6 180.1 158.0 150.9 141.4 Debt - 160.0 160.0 200.0 200.0 Total liabilities 245.3 518.5 449.3 471.0 485.6 Stockholders’ equity 1,407.9 1,430.6 1,454.0 1,484.1 1,479.5 TOTAL LIABILITIES AND S/E $1,653.2 $1,949.2 $1,903.3 $1,955.1 $1,965.1 Notes (1) Rounded amounts used.

© Mercury Systems, Inc.12 Cash flow summary For the Fiscal Quarters Ended (In $ millions)(1) 10/2/20 1/1/21 4/2/21 7/2/21 10/1/21 Net Income (Loss) $15.8 $12.7 $15.6 $17.9 ($7.1) Depreciation and amortization 13.0 13.3 20.0 20.8 21.5 Gain on investment - 0.4 - - - Other non-cash items, net 4.5 8.0 5.7 12.3 5.8 Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, and costs in excess of billings 3.5 (10.3) (21.5) (23.6) (9.4) Inventory (27.8) (1.4) (8.4) 10.1 (12.8) Accounts payable and accrued expenses 10.8 (12.7) 5.1 (9.5) 21.7 Other 3.1 14.0 6.7 (0.8) (21.7) (10.4) (10.4) (18.1) (23.8) (22.2) Operating Cash Flow 22.9 23.9 23.2 27.2 (2.0) Capital expenditures (11.0) (13.8) (10.0) (10.9) (5.4) Free Cash Flow(2) $12.0 $10.2 $13.2 $16.3 ($7.4) Free Cash Flow(2) / Adjusted EBITDA(2) 28% 22% 24% 28% N.A. Free Cash Flow(2) / GAAP Net Income 76% 80% 85% 91% N.A. Notes (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table.

© Mercury Systems, Inc.13 Q2 FY22 guidance In $ millions, except percentage and per share data Q2 FY21(1) Q2 FY22(2)(4) CHANGE Revenue $210.7 $215.0 - $225.0 2% - 7% GAAP Net Income $12.7 $0.3 - $1.0 (98%) - (92%) GAAP EPS $0.23 $0.00 - $0.02 (100%) - (91%) Weighted-average diluted shares outstanding 55.4 55.7 Adjusted EPS(4) $0.54 $0.39 - $0.43 (28%) - (20%) Adj. EBITDA(4) % of revenue $45.3 21.5% $38.0 - $41.0 18% (16%) - (9%) Notes (1) Q2 FY21 figures are as reported in the Company’s earnings release dated February 2, 2021. (2) The guidance included herein is from the Company’s earnings release dated November 2, 2021. (3) Non-GAAP, see reconciliation table. (4) All references in this presentation to the second quarter of fiscal 2021 and full fiscal 2021 are to the quarter ended January 1, 2021 and the 53-week period ended July 2, 2021, and to the second quarter of fiscal 2022 and full fiscal 2022 are to the quarter ending December 31, 2021 and 52-week period ending July 1, 2022.

© Mercury Systems, Inc.14 FY22 annual guidance In $ millions, except percentage and per share data FY21(1) FY22(2)(5) CHANGE Revenue $924.0 $1,000.0 - $1,030.0 8% - 11% GAAP Net Income $62.0 $54.6 - $59.7 (12%) – (4%) GAAP EPS $1.12 $0.98 - $1.07 (13%) – (4%) Weighted-average diluted shares outstanding 55.5 55.7 Adjusted EPS(4) $2.42 $2.51 - $2.60 4% - 7% Adj. EBITDA(4) % of revenue $201.9 21.9% $220.0 - $227.0 22.0% 9% - 12% Notes (1) FY21 figures are as reported in the Company’s earnings release dated August 3, 2021. (2) The guidance included herein is from the Company’s earnings release dated November 2, 2021. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. (5) All references in this presentation to the second quarter of fiscal 2021 and full fiscal 2021 are to the quarter ended January 1, 2021 and the 53-week period ended July 2, 2021, and to the second quarter of fiscal 2022 and full fiscal 2022 are to the quarter ending December 31, 2021 and 52-week period ending July 1, 2022.

© Mercury Systems, Inc.15 Summary  Financial performance for the first quarter aligned with expectations  Expecting strong growth in bookings, revenue and margin over the course of the year  Positioned for HSD/LDD organic growth and margin expansion in FY23  Investments in capital, R&D and M&A driving key design wins on franchise programs  Continue executing on our strategy and long-term value creation over the next five years

16 APPENDIX

© Mercury Systems, Inc.17 Adjusted EPS reconciliation Notes (1) Per share information is presented on a fully diluted basis. (2) Rounded amounts used. (3) Impact to income taxes is calculated by recasting income before income taxes to include the add-backs involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the add-backs. (4) All references in this presentation to the second quarter of fiscal 2022 and full fiscal 2022 are to the quarter ending December 31, 2021 and the 52- week period ending July 1, 2022.

© Mercury Systems, Inc.18 Adjusted EBITDA reconciliation Notes (1) Rounded amounts used. (2) All references in this presentation to the second quarter of fiscal 2022 and full fiscal 2022 are to the quarter ending December 31, 2021 and the 52- week period ending July 1, 2022.

© Mercury Systems, Inc.19 Free cash flow reconciliation Organic revenue reconciliation Notes (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. (In thousands) Q1 FY21 Q1 FY22 LTM Q1 FY21 LTM Q1 FY22 Organic revenue(1) $ 205,621 $ 183,732 824,927$ 822,567$ Acquired revenue - 41,281 - 120,821 Net revenues 205,621$ 225,013$ 824,927$ 943,388$